                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by registrant  /X/

Filed by a party other than the registrant / /

Check the appropriate box:

     /X/  Preliminary proxy statement

     / /  Definitive proxy statement

     / / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

     / /  Definitive additional materials

     / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      TECHNICAL COMMUNICATIONS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


         --------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/  No fee required

     / / Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

         --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------

     (5) Total fee paid:

         --------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         --------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

         --------------------------------------------------------------

     (3) Filing party:

         --------------------------------------------------------------

     (4) Date filed:

         --------------------------------------------------------------


--------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                      Technical Communications Corporation
                                  [Letterhead]



                                                  June , 1998

Dear TCC Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Company's offices in Concord, Massachusetts on _______, July __, 1998 at 10:00 A.M., Eastern Daylight Time. The meeting is for the purpose of
(i) electing two Class I directors for a term of three (3) years; provided, however, that in the event that a court order (the "Order") issued in certain litigation filed against the Company by certain individuals, defined herein as the "Group Lawsuit," is not reversed or otherwise resolved in the Company's favor, the Company shall nominate a total of seven (7) directors, each to serve for a one (1) year term, (ii) ratifying the election of the Company's independent auditors and (iii) conducting any other business that may be brought before the meeting. In addition, you will be asked to consider one stockholder proposal at the meeting.

PLEASE NOTE THAT THIS YEAR'S ANNUAL MEETING OF STOCKHOLDERS IS CRITICALLY IMPORTANT AND WE URGE YOU TO READ THOROUGHLY THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. You should know that the Company has been informed that M. Mahmud Awan, Philip Phalon, Robert B. Bregman and William Martindale, Jr. (collectively, the "Group"), who together hold approximately 17.2% of the Company's shares according to their filings with the Securities and Exchange Commission, intend to solicit proxies for the election of two
(2) nominees in opposition to those nominated by the Company. If the Order is not reversed or otherwise resolved in the Company's favor, the Group has stated that it intends to nominate three (3) additional nominees of their choosing for election. YOUR VOTE IS IMPORTANT AND WILL DETERMINE WHETHER THIS GROUP OF FOUR STOCKHOLDERS WILL GAIN MAJORITY CONTROL OF YOUR BOARD AND THUS DIRECT THE COMPANY'S ASSETS AND RESOURCES. For the reasons described herein, the Company's Board of Directors urges you to vote AGAINST the Group's nominees and AGAINST the stockholder proposal that is described in the Proxy Statement.

Detailed information relating to the Company's activities and operating performance during fiscal 1997 is contained in the Company's Annual Report to stockholders furnished to you with this proxy.

It is important that your shares be represented at the meeting. Accordingly, please promptly complete, date, sign and return the enclosed [WHITE] proxy card in the enclosed postage-paid return envelope.

On behalf of the Board of Directors, thank you for your continued support.

                                                  Sincerely,



                                                  Carl H. Guild, Jr.
                                                  Chairman and
                                                  Chief Executive Officer

                      TECHNICAL COMMUNICATIONS CORPORATION

                  Notice of 1998 Annual Meeting of Stockholders
                            To Be Held July __, 1998

To our Stockholders:

Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), will be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts 01742-2892 at 10:00 a.m. on _________, July __, 1998:

     1. To elect two (2) Class I Directors to serve for the ensuing three (3) year term or until their respective successors have been duly elected and qualified; provided, however, that in the event that a court order (the "Order") issued in certain litigation, defined herein as the "Group Lawsuit," is not reversed or otherwise resolved in the Company's favor, the Company shall nominate a total of seven (7) directors, each to serve for a one (1) year term or until their respective successors have been duly elected and qualified;

     2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the Company for the fiscal year ending October 3, 1998;

     3. To act upon a stockholder proposal as described in the accompanying proxy statement; and

     4. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

THE COMPANY REQUESTS THAT ALL STOCKHOLDERS READ THOROUGHLY THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. The Company has been informed that M. Mahmud Awan, Philip Phalon, Robert B. Bregman and William Martindale, Jr. (collectively, the "Group") intend to solicit proxies for the election of two (2) nominees in opposition to those nominated by the Company. If the Order is not reversed or otherwise resolved in the Company's favor, the Group intends to nominate three (3) additional nominees of their choosing for election. In such event, if the Group is able to elect five (5) directors to the Board, then the Group would control a majority of the Board of Directors. For the reasons described herein, the Company's Board of Directors urges you to vote AGAINST the Group's nominees and AGAINST the stockholder proposal that is described in the Proxy Statement.

Stockholders of record on the books of the Company at the close of business on May 29, 1998, are entitled to notice of and to vote at the Meeting.

Whether or not you expect to attend the Meeting, please sign, date and return the enclosed [WHITE] proxy in the enclosed envelope at your earliest convenience. If you return your [WHITE] proxy, you may nevertheless attend the Meeting, revoke your proxy, and vote your shares in person.

All stockholders are cordially invited to attend the Meeting.

                                    By Order of the Board of Directors,

                                    Edward E. Hicks, Clerk
Concord, Massachusetts
June   , 1998


It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                      TECHNICAL COMMUNICATIONS CORPORATION

                                 PROXY STATEMENT
                                       FOR
                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                  July __, 1998

Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the "Board of Directors") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts, at 10:00 a.m. on _______, July __, 1998, and at any adjournments thereof. On or about June 8, 1998, M. Mahmud Awan, Philip A. Phalon, Robert B. Bregman and William C. Martindale, Jr. (collectively, the "Group") filed a preliminary proxy statement (the "Group Proxy") under the provisions of Regulation 14A of the Securities Exchange Act of 1934. Under the Group Proxy, the Group intends to solicit proxies for the election of two nominees in opposition to the two individual nominated by the Company's Board of Directors at the Meeting. The individuals named in the Group Proxy and their backgrounds, together with the reasons for the Board's opposition to their election, are described herein. In the event that a court order (the "Order") issued in the Group Lawsuit, as defined herein, is not reversed or otherwise resolved in the Company's favor, then the Company shall nominate a total of seven (7) directors, each to serve for a one (1) year term, and the Group has indicated in their Group Proxy, that, in such an event, they may nominate a total of five (5) directors. YOUR VOTE IS IMPORTANT AND WILL DETERMINE WHETHER A SMALL GROUP OF FOUR STOCKHOLDERS WILL GAIN MAJORITY CONTROL OF YOUR BOARD AND THUS DIRECT THE COMPANY'S ASSETS AND RESOURCES. For the reasons described herein, your Board of Directors urges you to vote AGAINST the Group's nominees and AGAINST the stockholder proposal described in this Proxy Statement.

SHARES OUTSTANDING AND VOTING PROCEDURES

Only holders of record of outstanding shares of the Company's Common Stock as of the close of business on May 29, 1998, are entitled to notice of and to vote at the Meeting.

As of May 29, 1998, there are 1,283,238 shares of the Company's Common Stock outstanding of which 1,247,506 are entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

Although the Technical Communications Corporation Employees' Stock Ownership Plan (the "ESOP") was terminated October 1, 1997, until vested shares are distributed, participants who execute proxies will have the shares allocated to their accounts voted by the Trustees of the ESOP as they direct. The ESOP also provides that the Trustees shall vote any shares allocated to participants' accounts as to which they have not received voting instructions in the same proportion as shares in participants' accounts as to which voting instructions are received. The Trustee of the ESOP has indicated that he intends to follow these pass-through voting provisions of the ESOP unless doing so would conflict with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including but not limited to the prudence requirements of ERISA. Participants in the ESOP will receive proxies applicable to their holdings in the ESOP on which they are to indicate their voting instructions to the Trustee.

If the enclosed [WHITE] proxy is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made (i) to grant or withhold authority to vote for the election of Directors, (ii) to vote for or against, or abstain from voting on, the ratification of the firm of Arthur Andersen LLP as the Company's auditors, and (iii) to vote for or against, or abstain from voting on the stockholder proposal. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE TWO (2) CLASS I DIRECTORS NOMINATED FOR ELECTION BY THE BOARD AND IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS AND AGAINST THE STOCKHOLDER PROPOSAL. In the event that the Order is not reversed or otherwise resolved in the Company's favor and the Company nominates a total of seven (7) directors, each to serve for a one (1) year term, then SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE SEVEN (7) DIRECTORS NOMINATED BY THE BOARD AND IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS AND AGAINST THE STOCKHOLDER PROPOSAL. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT AND WILL DETERMINE WHETHER A SMALL GROUP OF FOUR STOCKHOLDERS WILL GAIN MAJORITY CONTROL OF YOUR BOARD AND THUS DIRECT THE COMPANY'S ASSETS AND RESOURCES. In the event that a quorum cannot be achieved, including both votes being cast in person and by proxy, it may be necessary to adjourn the Meeting until such later date as when quorum may be achieved, at additional cost and expense to the Company.

The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by Management of the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended September 27, 1997, will be mailed to stockholders on or about
June   , 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of May 29, 1998, the ownership of Common Stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock outstanding and entitled to vote as of such date:

                                                 Amount and Nature of
                                                 Beneficial Ownership     Percent of
     Name and Address                           (Number of Shares) (1)     Class (1)
     ----------------                           ----------------------     ---------
     Herbert A. Lerner, Trustee                       97,452 (2)           7.8% (2)
     Technical Communications
     Corporation Employees' Stock
     Ownership Trust
     100 Domino Drive
     Concord, MA  01742-2892


     Martindale Andres & Company, Inc.                77,000 (3)           6.2% (3)
     200 Four Falls Corporate Center
     Suite 200
     West Conshohocken, PA  19428

     Quest Advisory Corporation                      127,200 (4)          10.2% (4)
     c/o Charles M. Royce
     1414 Avenue of the Americas
     New York, NY  10019

     M. Mahmud Awan                                  131,978 (3)          10.6% (3)
     c/o TechMan International Corporation
     240 Sturbridge Road
     Charlton City, MA 01506

----------
     (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon information furnished by each stockholder.

     (2) Held as Trustee for the ESOP and represents shares that are allocated to the participants. Until vested shares of the terminated plan are distributed, each participant may direct the Trustee as to the manner in which shares allocated to his or her account shall be voted. The ESOP provides that the Trustee shall vote any shares allocated to participants' accounts as to which they have not received voting instructions in the same proportion as shares in participants' accounts as to which voting instructions are received. Mr. Lerner disclaims beneficial ownership of these 97,452 shares.

     (3) The nature of ownership of Mr. Awan and Martindale Andres & Company ("MAC") as set forth herein is based upon their Schedule 13D, as amended, on file with the SEC. The Schedule 13D was filed on behalf of a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) consisting of Mr. Awan, Philip A. Phalon, Robert B. Bregman and William C. Martindale, Jr., principal of MAC. The beneficial ownership of each member of the group is as follows:
          Mr. Awan has beneficial ownership of 131,978 shares (10.6% of Class), Mr. Phalon has beneficial ownership of 2,250 shares (0.2% of Class), Mr. Bregman has beneficial ownership of 2,700 shares (0.2% of Class) and Mr. Martindale in his capacity as investment advisor may be deemed to have beneficial ownership of 77,000 shares (6.2% of Class), which shares are owned by numerous clients of MAC. Of the 77,000 shares, Mr. Martindale has sole dispositive and voting power over 10,000 shares and shared dispositive and voting power over 67,000 shares.

     (4) The nature of ownership of Quest Advisory Corporation ("Quest") as set forth herein is based upon their Schedule 13G on file with the SEC. Quest in its capacity as investment advisor may be deemed the beneficial owner of the 127,200 shares indicated in the above table, which shares are owned by numerous clients of Quest. Mr. Royce disclaims beneficial ownership of the 127,200 shares owned by Quest.


                            I. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

A.   Number of and Nominees for Directors

The Company's stockholders are being asked to elect members of the Board of Directors.

Currently, in accordance with the By-laws of the Company, the Board of Directors is staggered into three (3) classes of directors and the Board is composed of eight (8) directors. The term of office of those of the first class ("Class I Directors"), which consists of two (2) directors, shall expire at the Meeting or when their successors are duly elected and qualified or when he sooner dies, resigns, is removed, or becomes disqualified; the term of office of those of the second class ("Class II Directors"), which consists of three (3) directors, shall expire at the 1999 Annual Meeting of Stockholders or when their successors are duly elected and qualified or when he sooner dies, resigns, is removed, or becomes disqualified; and the term of office of those of the third class ("Class III Directors"), which consists of three (3) directors, shall expire at the 2000 Annual Meeting of Stockholders or when their successors are duly elected and qualified or when he sooner dies, resigns, is removed, or becomes disqualified. At each Annual Meeting of Stockholders, Directors chosen to succeed those whose terms then expire shall be elected for a full term of office expiring at the third succeeding Annual Meeting of Stockholders after their election or until their successors are duly elected and qualified or until he sooner dies, resigns, is removed, or becomes disqualified. Vacancies and newly created directorships, resulting from any reason, may be filled solely by the affirmative vote of a majority of the remaining directors then in office.

Stockholders should note however, that on May 22, 1998, one of the Company's Directors, Philip Phalon, joined an individual named M. Mahmud Awan in a lawsuit against the Company and its directors (other than Mr. Phalon), filed in Massachusetts Superior Court, Middlesex County (the "Court"), entitled Philip A. Phalon and M. Mahmud Awan v. Technical Communications Corporation, Arnold McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Mitchell B. Briskin, Donald Lake and Thomas B. Peoples, Civil Action No. 98-2553 (the "Group Lawsuit"). In the action, the plaintiffs, which include Mr. Phalon, a long-time director and former acting President of the Company, allege a breach of fiduciary duty by directors relating to actions of the Board including improper denial of access to stockholder information. The complaint also challenges the effectiveness of certain actions taken by the Board of Directors on April 30, 1998 in creating staggered terms for the Board. On June 10, 1998, the Court issued a decision and order (the "Order"). The Court denied the plaintiffs' request for stockholder information, but ordered the Company to distribute plaintiffs' proxy materials, but only at plaintiffs' expense. Also contained in the Order, the Court enjoined the effectiveness of the Board's revocation of its earlier vote to exempt the Company from the provisions of Massachusetts Law creating staggered terms for boards of directors. The Company is appealing the Order.

IF THE ORDER IS NOT REVERSED OR OTHERWISE RESOLVED IN THE COMPANY'S FAVOR, THEN THE BOARD SHALL NO LONGER BE STAGGERED INTO THREE CLASSES AS SET FORTH HEREIN. INSTEAD, THE COMPANY SHALL NOMINATE SEVEN (7) INDIVIDUALS FOR ELECTION TO ONE (1) YEAR TERMS AT THE

MEETING. THESE INDIVIDUALS INCLUDE MESSRS. BRISKIN, GUILD, LAKE, LERNER, LESSARD, PEOPLES AND RESNICK. MR. ARNOLD MCCALMONT, CURRENTLY A CLASS II DIRECTOR, HAS INDICATED THAT HE WILL NOT STAND FOR REELECTION AS A DIRECTOR IF THE ORDER IS NOT REVERSED OR OTHERWISE RESOLVED IN THE COMPANY'S FAVOR, AND IF THE ORDER IS REVERSED OR OTHERWISE RESOLVED IN THE COMPANY'S FAVOR, MR. MCCALMONT HAS INDICATED THAT HE WILL RESIGN AS A DIRECTOR IMMEDIATELY FOLLOWING THE MEETING AND BEFORE ANY MEETING OF THE NEWLY ELECTED NOMINEES TO THE BOARD OF DIRECTORS.

Philip Phalon, a current TCC Class I Director who is suing the Company, advised the Company on January 26, 1998 that he will not seek another term on a slate that includes the Company's current Board members. His decision arises from his disagreement with TCC policies and procedures in several respects. First, he believes that the TCC Board of Directors has failed to manage the Company appropriately. His view arises from his disagreement with certain transactions and from his perception that the Board caused Company management to be inefficient or unproductive. Second, he believes that the recently concluded independent internal review of certain foreign transactions should have lead the Company to seek restitution of investigation costs. Finally, he disagrees with the recent vote that rendered the Company subject to the provisions of Massachusetts law c.156B, ss. 50A ("50A") which creates staggered terms for, or "classifies," the Board of Directors.

Rather than work with the current Board, which now includes three new independent members, to develop objectives for enhancing stockholder value, Mr. Phalon has aligned himself with three other individuals and has sued the Company to facilitate the Group's attempt to gain majority control of the Board and thus direct the Company's assets and resources. The Board of Directors concurs that the prior TCC management was deficient in several respects. The current Board, however, believes that it has appropriately supervised the operations of the Company, and notes that for some period of time Mr. Phalon himself was acting President. The Board has made a considered review of the results of the internal review and believes its response - including the termination of all relationships with James McCalmont, a former director and employee, and disclosure to relevant governmental agencies - was appropriate and prudent. Further, the Board also notes that although no specific amounts were allocated to restitution, it did satisfactorily resolve all financial issues, including the waiver of substantial sales commissions that are or may be due to James McCalmont. Finally, the Board believes that bringing the Company within the scope of Massachusetts law c.156B, ss. 50A is appropriate to preserve and enhance the long-term value at the Company to its stockholders, and notes that Mr. Phalon has declared himself a part of an insurgent group of four stockholders and accordingly he may have personal motives that are not aligned with the best interests of the stockholders as a whole. In the opinion of the Board of Directors, a staggered Board of Directors facilitates continuity and stability of leadership and corporate policy by permitting new directors to become familiar with the business of the Company and to benefit from the experience of the continuing directors. A staggered Board of Directors also encourages any person seeking to acquire control of the Company to initiate action through arm's-length negotiations with management and the Board of Directors, who are in a position to protect stockholder value and negotiate a transaction that is fair to all stockholders. The Board notes that the election of directors by classes is a common practice that has been adopted by many large companies and that it is specifically permitted by the laws of many states, including Massachusetts, the Company's state of incorporation.

At the Meeting, unless the Order is not reversed or otherwise resolved in the Company's favor and the Board of Directors is no longer staggered as set forth above, the terms of the Class I Directors, currently consisting of Philip A. Phalon and Mitchell B. Briskin, shall expire. It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as Class I Directors Mr. Briskin and Mr. Resnick. The Class I Directors elected at the Meeting shall serve until the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until he sooner dies, resigns, is removed, or becomes disqualified. If the Order is not reversed or otherwise resolved in the Company's favor, then the Board shall no longer be staggered in into three classes as set forth herein and it will be the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect the seven (7) individuals nominated by the Company, such individuals to include Messrs. Briskin, Guild, Lake, Lerner, Lessard, Peoples and Resnick. In such an event, the directors so elected shall serve until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until he sooner dies, resigns, is removed, or becomes disqualified. Mr. Arnold McCalmont, currently a Class II Director, has indicated that he will not stand for reelection as a director if the Order is not reversed or otherwise resolved in the Company's favor, and if the Order is reversed or otherwise resolved in the Company's favor, Mr. McCalmont has indicated that he will resign as a director immediately following the Meeting and before any meeting of the newly elected nominees to the Board of Directors.

The following table sets forth the year each director first became a director, the position currently held by each director (or director nominee) with the Company, the principal occupation of each of the directors during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended, the age of each director (or director nominee), and the number of shares and percentage of Common Stock outstanding and entitled to vote of the Company beneficially owned by each director (or director nominee) and by all directors, director nominees and officers as a group, as of May 15, 1998.

The following table also sets forth the names of all executive officers of the Company, the year each first became an executive officer, the position currently held by each officer of the Company, the principal occupation of each officer during the past five years, the age of each officer, and the number of shares and percentage of Common Stock outstanding and entitled to vote of the Company beneficially owned by each officer as of May 15, 1998.


  Director's and Officer's Name                                          Amount and Nature
            and Year                    Positions and                      of Beneficial
   First Became a Director or           Offices with                         Ownership           Percent of
           Officer(2)                    the Company          Age        (# of shares) (1)        Class (1)
           ----------                    -----------          ---        -----------------        ---------

Class I Directors (3)


Mitchell B. Briskin (4)            Director                   39                 0                   0%
1998

Bernard Resnick (5)                Director nominee           72                 0                   0%
(director nominee)

Class II Directors

Herbert A. Lerner (6)              Director, Treasurer,       71             3,936 (7)              0.3%
1961                               CFO

Robert T. Lessard (8)              Director                   57                 0                   0%
1997

Arnold M. McCalmont (9)            Director                   68            11,007 (10)             0.9%
1961

Class III Directors


Carl H. Guild, Jr. (11)            Director,                  54            24,000 (12)             1.9%
1997                               Chairman of
                                   the Board of
                                   Directors, CEO

Donald Lake (13)                   Director                   53                 0                   0%
1998

Thomas E. Peoples (14)             Director                   49                 0                   0%
1998

Non-Director Officers

John I. Gill (15)                  Executive Vice             59            19,551 (16)             1.6%
1985                               President

Dale G. Peterson (17)              President                  35            20,000 (18)             1.6%
1998

All directors, director
nominees  and officers
as a group (10 persons)                                                     78,494 (19)             6.3%


----------
     (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days upon the exercise of stock options.

     (2) Roland Gerard resigned from the Board on February 13, 1998. Prior to that time he served as the President and Chief Executive Officer. James A. McCalmont resigned from the Board on January 13, 1998. On April 30, 1998, Mr. Briskin, Mr. Lake and Mr. Peoples were all elected by the Board to fill vacancies on the Board resulting from resignations.

     (3) Philip A. Phalon will not be continuing as a Director of the Company following the Meeting. Mr. Phalon was Senior Vice-President for Corporate Marketing for Raytheon Company from 1983 through September 1990. From May 1994 through June 1995, Mr. Phalon was the Company's Acting President.

     (4) Mitchell Briskin is a principal at Concord Investment Partners in Concord, Massachusetts. In this capacity, he is responsible for all aspects of private equity investing with a focus on creating value in middle market companies through operational improvements. From 1990 until 1995, Mr. Briskin was General Manager at General Chemical Corporation. In this role he managed operations and sales which included full P&L responsibility, and he substantially improved the Company's financial performance through expansions, turnaround strategies and operating management. Prior to this, Mr. Briskin was a lawyer with Patterson, Belknap, Webb & Tyler in New York City. He holds a Masters in Business Administration from Harvard University Graduate School of Business Administration. He was also awarded a Juris Doctor degree from New York University School of Law, and a B.A. from Wesleyan University.

     (5)  Bernard Resnick has 43 years experience in the communications products
          industry. Most recently from        to         , Mr. Resnick was
          Vice President and General Manager of the Mobile Subscriber Equipment
          (MSE) Division of GTE Government Systems. In this role, he was responsible for a multi-billion dollar communications program awarded by the U.S. Army, as well as the worldwide marketing, logistics, training and management of the division's communications business. He was awarded several government awards as a result of the success of the program including the Bronze Medal of the Order of Mercury. Prior to this, Mr. Resnick was Director of Engineering for the Electronic Systems Group at GTE-Eastern Division. Mr. Resnick was employed at GTE from 1958 to 1993 and then retired. Mr. Resnick holds a BSEE from Northeastern University and a MSEE from Yale University.

     (6) Herbert A. Lerner has been a director of the Company since 1961, and employed as Treasurer since 1961, with the exception of 1987. Mr. Lerner has been serving as the Chief Financial Officer of the Company since the termination of Graham R. Briggs on January 14, 1998. From 1990 until June 1, 1992, he was a Programs

          Business Manager with Raytheon Company. In addition to his duties at the Company, Mr. Lerner is currently an independent consultant.

     (7)  Includes 3,750 shares that may be acquired by Mr. Lerner within sixty
          (60) days upon exercise of stock options. Excludes 97,452 shares held by the ESOP, which Mr. Lerner, as a trustee of the ESOP, may be deemed to own beneficially. Mr. Lerner disclaims beneficial ownership of these shares. With respect to shares now owned by him, Mr. Lerner shares the voting and investment powers with his wife.

     (8) Robert T. Lessard was employed in a variety of management positions from 1966 through December 1995 at the U.S. National Security Agency ("NSA"), Department of Defense. During his final two years at NSA, Mr. Lessard was the Group Chief in the Operations Directorate responsible for communications and cryptographic technology. Since his retirement in December 1995, he has represented the Director of the National Security Agency on several special projects.

     (9) Arnold M. McCalmont has been a director since 1961, and was President of the Company from 1961 through August 22, 1993. Mr. McCalmont served as Chairman of the Board from 1961 until 1998. Mr. McCalmont retired as an employee of the Company in March 1998. Mr. McCalmont has indicated that he will not stand for reelection as a director if the Order is not reversed or otherwise resolved in the Company's favor, and if the Order is reversed or otherwise resolved in the Company's favor, Mr. McCalmont has indicated that he will resign as a director immediately following the Meeting and before any meeting of the newly elected nominees to the Board of Directors.

     (10) The 11,007 shares are allocated to Arnold M. McCalmont under the Company's ESOP.

     (11) Carl H. Guild, Jr. was elected to the Board on May 1, 1997. Upon Mr. Gerard's resignation from the Board on February 13, 1998, Mr. Guild replaced Mr. Gerard as Chief Executive Officer and was elected Chairman of the Board of Directors. From 1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a unit of Raytheon Company. Mr. Guild had been an independent consultant to the Company from May 1, 1997 until February 13, 1998.

     (12) Includes 24,000 shares that may be acquired by Mr. Guild within sixty
          (60) days upon exercise of stock options.

     (13) Donald Lake has been a financial consultant to various federal government agencies since 1991. Before initiating his consulting practice, from 1990 to 1991, Mr. Lake served as Director of the International Banking Services Division of the American Security Bank in Washington, D.C. Prior to this, Mr. Lake was the Managing Director of the Maryland Bank International S.A. in Luxembourg. Mr. Lake holds an M.S. from Texas Christian University and a B.A. from the

          University of Illinois. He is currently a Ph.D. candidate at George Washington University.

     (14) Thomas E. Peoples is the Vice President for International and Washington Operations of Aerojet, a privately held aerospace and defense contractor and has been employed by the Company since 1992. Prior to his employment with Aerojet International, Inc., Mr. Peoples served as Manager of Business Development for Smart Munitions Programs, a privately held defense contractor. Prior to this, Mr. Peoples served as Special Assistant to the Assistant Secretary of Defense for Acquisition. Mr. Peoples holds an M.S. from Troy State University and a B.A. from Benedictine College.

     (15) John I. Gill has been employed by the Company since August 1983.

     (16) Includes 9,551 shares currently allocated to Mr. Gill under the ESOP.

     (17) Dale G. Peterson has been employed as President of the Company since his re-employment in February, 1998. From 1996 to 1998, Mr. Peterson served as Director of Business Development, Network Security, for Racal Data Group, a subsidiary of Racal Electronics Plc, a public company engaged in the production of telecommunications, defense electronics and data products. Prior to this, Mr. Peterson was employed by the Company in various sales and marketing roles from 1990 to 1996. Prior to this, Mr. Peterson was employed by the National Security Agency from 1984 to 1990. Mr. Peterson holds a B.S. from the University of Illinois.

     (18) Includes 20,000 shares that may be acquired by Mr. Peterson within sixty (60) days upon exercise of stock options.

     (19) Includes 47,750 shares that the directors and officers have the right to acquire within sixty (60) days of May 15, 1998, by the exercise of stock options. Also includes an aggregate of 20,558 shares that are allocated to the accounts of officers under the ESOP. For a discussion of the voting and investment powers with respect to such shares, see page 2 and footnote (1) on page 3.


A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each Class I Director standing for election. The same is true if the Order is not reversed or otherwise resolved in the Company's favor and the Company nominates seven (7) directors to serve for one (1) year terms instead. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

B.       Meetings of the Board of Directors and Committees

The Board of Directors held five (5) meetings during the twelve months ended September 27, 1997 ("Fiscal Year 1997"). Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during Fiscal Year 1997.

The Audit Committee of the Board, of which Messrs. Guild, Lerner, and Phalon were members, held seven (7) meetings during Fiscal Year 1997. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to the approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the Company's systems of internal controls and its accounting and reporting practices.

The Compensation Committee of the Board, of which Messrs. Lerner and Lessard were members and of which James A. McCalmont was a member until January 13, 1998, held two (2) meetings during Fiscal Year 1997. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board and outside directors. It also reviews and recommends the adoption, amendment and implementation of incentive compensation plans, stock option plans and other employee benefit plans and programs for the Company and officers and directors of the Company.

C.       Compensation of Directors

Directors who are not regular employees of the Company received a fee of $1,000 for attendance at the November 1996 Board of Directors meeting, and $1,200 for all meetings attended thereafter during Fiscal Year 1997. In addition, beginning with its Annual Meeting held in February 1997, each outside director is authorized an annual retainer of $2,800 paid in arrears in quarterly increments of $700 starting February 1, 1997. During Fiscal Year 1997, outside directors also received a fee of $500 for each meeting of a committee of the Board of Directors they attended. Mr. Lerner, who as the Treasurer of the Company and a part-time Company employee, was also authorized to receive the retainer and fees for attendance at meetings.

In addition, pursuant to the 1990 Non-Employee Director Stock Option Plan, adopted by the Board of Directors in August 1990 and approved by the stockholders at the 1991 Annual Meeting, each director who was not then an employee, who attended at least 75% of Board Meetings held during the previous fiscal year, and who was not otherwise ineligible, received on the date of each Annual Meeting of Stockholders during the term of said plan an option to purchase 750 shares of Common Stock at an exercise price of one hundred percent (100%) of the fair market value of the Common Stock on the date the option was granted. Each option had a term of five (5) years from the date of grant and was exercisable in full or in part at any time or times after the date of grant until the earlier of the expiration of such term or sixty days after the optionee ceased to serve as a director of the Company. Mr. Phalon, the then currently eligible director under the 1990 Non-Employee Director Stock Option Plan, received an option to purchase 750 shares following the 1997 Annual Meeting. The 1990 Non-Employee Director Stock Option Plan was subsequently terminated by the Board in February 1997.

In February 1997, the Board approved additional director compensation that will grant 1,000 share stock options under the Company's 1991 Stock Option Plan to all directors effective as of the meeting of the Board of Directors which will follow the Meeting. These shares will have a term of five (5) years from the date of the grant and will have an exercise price equal to 85% of the fair market value as of that date. In addition, all directors are to receive a grant of 500 shares of Company stock at the meeting of the Board of Directors which will follow the Meeting.

D.       Certain Relationships and Related Transactions

On November 17, 1989, the Company established the Technical Communications Corporation Employees' Stock Ownership Trust (the "Trust") for the benefit of its employees. The Trust purchased 190,350 shares of the Company's Common Stock with borrowed funds, and the Company served as guarantor of the bank loans. During Fiscal Year 1997, the Company provided two loans to the Trust in order to pay off the bank loans. At its August 27, 1997 meeting, the Board of Directors voted to terminate the ESOP, effective October 1, 1997.

Herbert A. Lerner, Company director, Chief Financial Officer and Treasurer, is the Trustee of the Technical Communications Corporation Employees' Stock Ownership Trust.

Edward E. Hicks, Esq., the Company's Secretary and Clerk, is a member of a law firm that provides legal services to the Company.

Lawrence A. Kletter, Esq., who resigned as a director during Fiscal Year 1997, is a member of a law firm that provided legal services to the Company.

Carl H. Guild, Jr., elected to the Board of Directors effective May 1, 1997, served as a consultant for the Board during Fiscal Year 1997, earning $52,500 in this capacity during that time.

During Fiscal Years 1997 and 1996, the Company incurred expenses of $116,038 and $96,360, respectively, to FutureComms, Inc., a privately held telecommunications software consulting services company. FutureComms is owned and operated by Michelle D. Gerard, the wife of the Company's former President and Chief Executive Officer. FutureComms' work ended on August 29, 1997.

On June 27, 1995, the Company invested $250,800 for a minority interest in Series B Preferred Stock of Net2Net Corporation ("Net2Net"), a privately held company involved in the development of high performance management and analysis systems for Asynchronous Transfer Mode (ATM) networks. The Company also paid a deposit for inventory, purchased at a discounted price, valued at $244,200 as well as entered into an eighteen month distribution agreement with Net2Net that gave the Company the exclusive right to sell Net2Net products to certain U.S. Government departments. As of September 27, 1997, $144,283 of the inventory had been sold and the remaining amount of $99,917 has been either written-down or fully reserved. On May 15, 1998, a wholly owned subsidiary of Visual Networks, Inc. ("Visual"), a public company, merged with and into Net2Net. Under the terms of the merger, all outstanding shares of Net2Net were exchanged for an aggregate of 2,250,000 shares of Visual common stock. Net2Net's president was Stephen McCalmont, son of Arnold
M. McCalmont, and brother to former director James A. McCalmont. Arnold and James McCalmont, as well as Herbert A. Lerner, also were investors in Net2Net Corporation. This investment, which represented less than a 5% interest, was accounted for using the cost method.

E.       The Group's Nominees

                  The Group has nominated Mr. Phalon and Ernest R. Fenton for election as directors. Listed below are the names and ages of the Group's nominees, their business experience during the last five years and ownership of Company stock. The information set forth below relating to the Group's nominees is taken from the Group Proxy and has not been independently verified or confirmed by the Company.


Group Nominee                        Beneficial Ownership           Background and


Name, Age and                        of Shares                      Present Occupation
Business Address

Philip A. Phalon  (69)                        2,250 (1)             Self-employed international marketing
40 Salem Street                                                     and business consultant and private
Lynnfield, MA  01940                                                investor from October 1990 to the
                                                                    present.  Interim President of the
                                                                    Company from May 1994 to March 1995.
                                                                    Director of the Company from August
                                                                    1994 to the present.

Ernest R. Fenton  (51)                            0                 Self-employed business consultant
4 Johns Lane                                                        specializing in turnaround of
Lexington, MA  02173                                                underperforming international
                                                                    businesses, from __________ to the
                                                                    present.


(1) Mr. Phalon beneficially owns 2,250 shares of Common Stock of which 500 shares are owned directly by Mr. Phalon; 1,750 shares are issuable upon exercise of stock options which are currently exercisable.

F.       Board of Directors Response to The Group's Nominees

On April 30, 1998, the Board of Directors, after careful consideration of past management deficiencies and performance, established specific goals to move the Company forward in terms market share, technological innovation and revenue growth. To these ends, the Board acted to enlarge the size of the Board, to add qualified, experienced and independent new board members, and to opt into the protections provided by Massachusetts state law under M.G.L. c.156B, Section 50A, which provides for the continuity and efficiencies of a staggered board. The Company's nominees Messrs. Briskin and Resnick are committed to enhancing long term stockholder value.

YOUR BOARD OF DIRECTORS DOES NOT BELIEVE THAT THE BEST INTERESTS OF THE COMPANY OR ITS STOCKHOLDERS WOULD BE SERVED BY ELECTING EITHER MR. PHALON OR MR. FENTON, BOTH OF WHOM ARE NOMINEES OF A SMALL GROUP OF STOCKHOLDERS ATTEMPTING TO GAIN MAJORITY CONTROL OF YOUR BOARD OF DIRECTORS AND THUS DIRECT THE COMPANY'S ASSETS AND RESOURCES FOR THEIR OWN ENDS.

The Company believes that the Group's course of action and nomination of its own slate of directors is motivated by a personal agenda that may not be aligned with the interests of the stockholders as a whole.

The Board believes that its nominees, Mitchell B. Briskin and Bernard Resnick, are extremely well qualified, capable and independent. Neither is an employee of the Company and neither has been associated or affiliated with the Company prior to April of 1998. Each of the Messrs. Briskin and Resnick agreed to join the Company's Board of Directors after gaining an understanding of past management performance and reviewing management's future goals for enhancing stockholder value. Both candidates have substantial experience in corporate governance and are expected to offer unbiased and independent insight into the affairs of the Company. Messrs. Briskin and Resnick are also committed to moving the Company forward in terms of market share, technological innovation and revenue growth. Mr. Briskin, an experienced investment banker, has substantial operational experience and has worked with a variety of underperforming companies, both public and private in implementing turnaround and expansion strategies. Mr. Resnick has broad and substantial experience in the communications industry, having served in several senior management positions for GTE, a public company.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE GROUP'S NOMINEES IS NOT IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD RECOMMENDS THAT YOU VOTE FOR MESSRS. BRISKIN AND RESNICK AS CLASS I DIRECTORS BY EXECUTING THE ENCLOSED [WHITE] PROXY CARD. WE URGE YOU NOT TO SIGN ANY PROXY CARD FROM THE GROUP OR ANY MEMBER OF THE GROUP. If you have mistakenly executed and delivered a proxy card received from the Group and wish to vote for the slate of directors recommended by the Company, you may revoke such proxy at any time prior to its exercise by executing a later-dated [WHITE] proxy card and returning it to the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

G.       Executive Compensation and Other Information

Summary of Cash and Certain Other Compensation. The following tables set forth certain summary information concerning compensation paid or accrued by the Company during Fiscal Year 1997 to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during Fiscal Year 1997 exceeded $100,000 (hereafter referred to as the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                          Fiscal Year 1997 Compensation


                                         Fiscal                                                      All Other
Name and Principal Position               Year            Salary                 Bonus              Compensation
---------------------------               ----            ------                 -----              ------------

Graham R. Briggs (1)                      1997          $  96,324            $ 11,171 (2)           $   --
Vice President Finance                    1996          $  85,865            $  1,500 (2)           $  1,747 (3)
                                          1995          $  87,233            $    200 (2)           $  1,366 (3)

Roland S. Gerard (4)                      1997          $ 158,708            $ 45,171 (5)           $  1,173 (6)
President and Chief                       1996          $ 125,862            $ 15,000 (5)           $  4,233 (7)
Executive Officer                         1995          $  35,600            $   --                 $ 25,644 (8)

John I. Gill                              1997          $ 116,325            $ 18,171 (9)           $   --
Executive Vice President                  1996          $ 108,953            $  1,500 (9)           $  2,209 (3)
                                          1995          $ 111,660            $    200 (9)           $  1,948 (3)


----------

     (1) Mr. Briggs was employed by the Company until January 14, 1998. Mr. Lerner is currently performing the duties of the Vice President of Finance in his capacity as Treasurer and Chief Financial Officer of the Company.

     (2) These amounts of $11,171, $1,500, and $200 were paid to Mr. Briggs for services rendered in fiscal years 1996, 1995, and 1994, respectively.

     (3) Represents the Company's contribution for the account of the respective executive officer under the Company's Profit-Sharing Plan, a plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The contribution is determined by the Board of Directors in its sole discretion, but may not exceed 15% of the Company's net profits before taxes for any given Plan year, nor certain limits imposed by the Internal Revenue Code.

     (4) Mr. Gerard was employed by Company as President from June 12, 1995 until February 13, 1998. Mr. Guild is currently serving as Chief Executive Officer and Mr. Peterson is currently serving as President.

     (5) These amounts of $45,171, and $15,000 were paid to Mr. Gerard for services rendered in Fiscal Years 1996 and 1995, respectively.

     (6) Represents the personal use portion of Mr. Gerard's automobile allowance.

     (7) Represents the Company's $3,625 contribution to Mr. Gerard under the Company's Profit-Sharing Plan as described in note (3) above, plus $608 for the personal use portion of Mr. Gerard's automobile allowance.

     (8)  Consists entirely of relocation expenses.

     (9) These amounts of $18,171, $1,500, and $200 were paid to Mr. Gill for services rendered in fiscal years 1996, 1995, and 1994, respectively.

Stock Options. No stock options were granted to the named executive officers during Fiscal Year 1997. The unexercised options held as of September 27, 1997 by the named executive officers are as follows:

                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                                                                    Value of Unexercised
                                        Number of Unexercised                       In-the-Money Options
                                     Options at Fiscal Year-End                    at Fiscal Year-End (1)
                                     --------------------------                    ----------------------
Name                             Exercisable         Not Exercisable         Exercisable          Not Exercisable
----                             -----------         ---------------         -----------          ---------------

Roland S. Gerard (2)                 40,000  (3)         60,000                  --                     --
Graham R. Briggs (4)                  6,800  (5)           --                    --                     --


----------
     (1) Value is based on the difference between the option exercise price and the fair market value at September 27, 1997 ($6.75 per share) multiplied by the number of shares underlying the in-the-money portion of the option.

     (2) Mr. Gerard was employed by Company as President from June 12, 1995 until February 13, 1998. Mr. Guild is currently serving as Chief Executive Officer and Mr. Peterson is currently serving as President.

     (3) This option has subsequently expired due to the termination of Mr. Gerard's employment with the Company.

     (4) Mr. Briggs was employed by the Company until January 14, 1998. Mr. Lerner is currently performing the duties of the Vice President of Finance in his capacity as Treasurer and Chief Financial Officer of the Company.

     (5) This option has subsequently expired due to the termination of Mr. Briggs' employment with the Company.


Compliance with Section 16(a) of the Securities Exchange Act. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4, and annual statements of beneficial ownership on Form 5 with the SEC and any national securities exchange on which the Company's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that during Fiscal Year 1997, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable Section 16(a) filings.

                    II. RATIFICATION OF SELECTION OF AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS.

The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending October 3, 1998. Arthur Andersen LLP served as the Company's auditors for Fiscal Year 1997. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

It is expected that a member of the firm of Arthur Andersen LLP will be present at the Meeting and will be available to respond to appropriate questions.

                            III. STOCKHOLDER PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL.

 Mr. Graham R. Briggs, 45 Hoover Road, Needham, MA 021194, formerly employed by the Company as its Vice President-Finance until his termination earlier this year, who states that he beneficially owns 5,461 shares of Common Stock, submitted the following proposal (the "Proposal"):

     "That the actions taken on April 30, 1998 by the Company's Board of Directors to classify the Board into three (3) classes having staggered terms be revoked."

STATEMENT OF MR. BRIGGS IN SUPPORT OF HIS PROPOSAL:

Pursuant to the Massachusetts Business Corporation Law and the Company's by-laws, an annual meeting of stockholders for the year beginning September 28, 1997 should have occurred no later than March 31, 1998. In prior years, such annual meeting has been held in February. On April 3, 1998, a group of investors, including one Director of the Company, beneficially owning an aggregate of 197,228 shares or approximately 15.4% of the outstanding shares of Common Stock, filed a Schedule 13D stating that their shared purpose included considering the costs and benefits of conducting a proxy contest to replace at lease a majority of the Board. Still, no annual meeting was scheduled. On Wednesday, April 29, 1998, Philip A. Phalon and Dr. M. Mahmud Awan, two of the members of such group, sent a written demand to the Company to set a record date and conduct an annual meeting, as required by law. At its April 30, 1998 meeting, the Board finally established a record date and a meeting date for the annual meeting. However, at the same time, the majority of the incumbent Board members took action to entrench themselves (i) by adopting a by-law amendment increasing from 10% to 40% the percentage of outstanding shares necessary to call a special meeting of stockholders and
(ii) by "opting in" to a staggered board scheme previously eschewed by the Company even though it has been available by statute to Massachusetts public companies since 1990.

Under Massachusetts law and the by-laws of the Company, a simple majority of the stockholders voting at the annual meeting could have approved the adoption of the by-law amendment creating a staggered Board. However, under statute, removing a validly adopted by-law provision creating a staggered Board requires two-thirds of the stockholders voting at a meeting. By amending the by-laws without waiting for a stockholder vote, the Board extended the terms of the majority of the directors already serving by five years in the aggregate and elected two out of three new Directors to serve an aggregate of over four years. This presumptive action, taken ten weeks before the next annual meeting, usurps the role of the stockholders, imposes a majority of Directors not subject to re-election for an extended period and, in the view of the proponent, breaches the duty of the Directors to the stockholders. The actions taken on April 30, 1998 by the Company's Board of Directors to classify the Board into three (3) classes having staggered terms should be revoked, so that all Directors remain accountable to the stockholders.

THE COMPANY'S STATEMENT IN OPPOSITION:

We believe that the Proposal is bad for the stockholders, vaguely and poorly written, and if passed, of doubtful legality or effect.

Your Board of Directors believes that a staggered board WOULD PREVENT A SMALL GROUP OF STOCKHOLDERS FROM IMMEDIATELY GAINING MAJORITY CONTROL OVER YOUR BOARD OF DIRECTORS AND THUS DIRECTING THE COMPANY'S ASSETS AND RESOURCES to suit their own personal agendas, motives and ends. In short, a staggered board, in conjunction with a 40% stock ownership requirement to call a special meeting of the stockholders, could prevent precisely the kind of abusive pressure tactics currently being used by the Group.

On April 30, 1998, the Board of Directors, after careful consideration of past management deficiencies and performance, established specific goals to move the Company forward in terms market share, technological innovation and revenue growth. To these ends, the Board acted to enlarge the size of the Board, to add qualified, experienced and independent new board members, and to opt into the protections provided by Massachusetts state law under M.G.L. c.156B, Section 50A, which provides for the continuity and efficiencies of a staggered board. These actions were not undertaken for the purposes of "entrenchment," but instead with the intent of bringing in outsiders whose independence, experience and judgment would serve the interests of ALL STOCKHOLDERS - INSTEAD OF THE UNSTATED PERSONAL AGENDA OF A SMALL GROUP.

In the opinion of the Board of Directors, a staggered Board of Directors serves the best interests of a vast majority of the Company's stockholders. A staggered Board of Directors facilitates continuity and stability of leadership and corporate policy by permitting new directors to become familiar with the business of the Company and to benefit from the experience of the continuing directors. Dramatic shifts in the composition of the board of directors of a corporation often lead to disarray at the board level since the directors do not possess a clear and unified vision of future of the corporation, nor do they comprehend the steps necessary to achieve the desired goals.

Further, the Board of Directors believes that a staggered Board of Directors would encourage any person or group seeking to acquire control of the Company to do so through arm's-length negotiations with management and the Board of Directors, who are in a position to protect stockholder value and negotiate a transaction that is fair to all stockholders. Corporations which do not have staggered boards present easy targets for those seeking control of a company without paying a negotiated premium over market value. The Board notes that the election of directors by classes is a common practice that has been adopted by many large companies and that it is specifically permitted by the laws of many states, including Massachusetts, the Company's state of incorporation.

In summary, without a staggered board, the Company is subject to abusive and substantial pressure from hostile groups interested in obtaining control of the Company's resources to suit their own ends. In fact, you should know that the subject of the Proposal, which is put forth by a former and now disgruntled employee who has made demands upon the Company for severance payments to which he is not entitled, is also at issue in ongoing litigation filed by the Group. Specifically, on May 22, 1998, Mr. Philip Phalon, joined an investor named M. Mahmud Awan in a lawsuit against the Company and its directors (other than Mr. Phalon), filed in Massachusetts Superior Court, Middlesex County (the "Court"), entitled Philip A. Phalon and M. Mahmud Awan
v. Technical Communications Corporation, Arnold McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Mitchell B. Briskin, Donald Lake and Thomas
B. Peoples, Civil Action No. 98-2553. In the action, the plaintiffs, which include Mr. Phalon, a longtime director and former acting President of the Company, allege a breach of fiduciary duty by directors relating to actions of the Board including improper denial of access to stockholder information. The complaint also challenges the effectiveness of the vote taken by the Board of Directors on April 30, 1998, creating staggered terms for the Board. On June 10, 1998, the Court issued a decision and order. The Court denied the plaintiffs' request for stockholder information, but issued an order (the "Order") compelling the Company to distribute plaintiffs' proxy materials, but only at plaintiffs' expense. Also contained in the Order, the Court enjoined the effectiveness of the Board's revocation of its earlier vote to exempt the Company from 50A. The Company is appealing the Order.

If the Company the Order is not reversed or otherwise resolved in the Company's favor, the apparent intent of the Proposal--to "revoke" or undo the actions of the Company's Board on April 30, 1998, as well as the goals of the Group--shall be served: the Company shall be enjoined from opting into the protections provided by Massachusetts state law under M.G.L. c.156B, Section 50A, which provides for the continuity and efficiencies of a staggered board. THE GROUP WOULD THEN BE IN A POSITION TO NOMINATE INDIVIDUALS FOR ELECTION AND OBTAIN MAJORITY CONTROL OF YOUR BOARD OF DIRECTORS AND THUS DIRECT THE COMPANY'S ASSETS AND RESOURCES.

In addition to being bad for stockholders, the Proposal is also poorly and vaguely written and if passed, of doubtful legality or effect. Under M.G.L.
c. 50A, which was passed in 1990, all Massachusetts corporations with a class of shares registered under the Securities Exchange Act of 1934, must have a staggered board of directors in which directors are divided into classes, with each class carrying a separate three-year term. A Massachusetts corporation subject to Section 50A may "opt out" of the statute and have a board whose entire membership is elected annually by one of two means: (i) a vote of its board of directors or (ii) a 2/3 vote of its outstanding shares. After "opting out" by one of these two means, a corporation may "opt back in" only by a vote of the same body (board or stockholders) that opted out in the first place. The Company's Board of Directors opted out of the protections afforded by Section 50A in 1990 and attempted to opt back in by the actions of the Board on April 30, 1998.

To be sure, no published court cases interpreting the precise language of
Section 50A exist. However, the Proposal suggests that stockholders may vote to "revoke" the Board's actions by some unarticulated means outside of the plain language Section 50A, which states that an "opting out" of its protections may be effected only by a Board vote or a 2/3 stockholder vote. Nowhere in the Proposal does the proponent describe what the term "revoke" means, from a legal or practical perspective, and at no point does the proponent articulate how many votes he is seeking for his proposal or whether it is intended to be binding or advisory or of some other legal effect. In short, this lack of clarity and vagueness combined with what we believe is the plain language of Section 50A provides little guidance to the thoughtful stockholder who might ask "what am I voting on" and "what does my vote mean?"

We believe that the Proposal, if passed, would put the Company in the position of choosing to comply with either the letter of the law in Section 50A or a vaguely articulated directive that would leave the Company's Board structure vulnerable to legal challenge and substantial uncertainty.

As your Board, we are committed to using all available resources of the Company to enhance long term stockholder value. We believe that a staggered board will serve you as we attempt to reach that overall goal. THE PROPOSAL IS VAGUE, LIKELY UNENFORCEABLE AS A LEGAL MATTER, AND MOST IMPORTANTLY, WOULD SEND THE WRONG MESSAGE TO HOSTILE GROUPS ATTEMPTING TO TAKEOVER THE COMPANY OR USE ITS RESOURCES TO SERVE THEIR OWN PERSONAL MOTIVES. WE URGE YOU TO VOTE "AGAINST" THE PROPOSAL.

                                IV. OTHER MATTERS

The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the meeting. However, if any matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

It is currently contemplated that the 1999 Annual Meeting of Stockholders will be held on February 22, 1999. Proposals of stockholders intended to be present at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 2, 1998, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting and must comply with the applicable requirements of federal securities laws. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, to the General Counsel of the Company. All proposals must comply with applicable SEC rules and regulations.

EXPENSES AND SOLICITATION OF PROXIES

The cost of the solicitation of proxies will be borne by the Company. Such costs shall include the cost of engaging Shareholder Communications Corporation, a proxy solicitation firm, anticipated to be $3,500. In light of the proxy contest necessitated by the Group Proxy, the actual cost may far exceed such estimate. Proxies will be solicited principally through the mails or by telephone. Further solicitation of proxies from some stockholders may be made by directors, officers, and regular employees of the Company, personally, by telephone, telegraph, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers and their custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

TO AVOID THE NEED TO ADJOURN OR POSTPONE THE MEETING TO ALLOW TIME TO SOLICIT ADDITIONAL PROXIES FOR A QUORUM, WHICH COULD RESULT IN ADDITIONAL COST AND EXPENSE TO THE COMPANY, WE URGE ALL STOCKHOLDERS TO VOTE THEIR [WHITE] PROXY AS SOON AS POSSIBLE.

ADDITIONAL INFORMATION

The Company will provide, without charge to each stockholder entitled to vote at the meeting, a copy of the Company's Annual Report to the SEC on Form 10-K for the fiscal year ending

September 27, 1997. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742-2892, Attention:
Investor Relations.

                                  -----------

                      TECHNICAL COMMUNICATIONS CORPORATION
                                100 Domino Drive
                        Concord, Massachusetts 01742-2892
                            Telephone: (978) 287-5100



                                    NOTICE OF

                                 ANNUAL MEETING

                               OF STOCKHOLDERS AND

                                 PROXY STATEMENT



                                      1998
                                 Annual Meeting
                                 of Stockholders


                                  July __, 1998

                               TECHNICAL COMMUNICATIONS CORPORATION

                   Proxy for Annual Meeting of Stockholders - July __, 1998


The undersigned hereby appoints CARL H. GUILD, Jr. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling, attorneys of the undersigned with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on July __, 1998 and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR items 1 and 2 and AGAINST item 3.

Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED AND IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4:

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

1.       Election of directors:
         Nominees:    Mitchell B. Briskin and Bernard Resnick

              /  /   FOR all nominees       /  /  WITHHOLD from all nominees

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS.

2. To ratify the selection of the firm of Arthur Andersen LLP as the Company's auditors.

              /  /   FOR     /  /   AGAINST     /  /  ABSTAIN

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "AGAINST" THE STOCKHOLDER
    PROPOSAL.

3.       To approve the Stockholder Proposal

              /  /   FOR     /  /   AGAINST     /  /  ABSTAIN

4. In their direction, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as the name appears stenciled       Date:          ,1998
on this Proxy. When signing as attorney, executors,
administrators, trustee or guardian, please set forth
your full title. If the stockholder is a corporation,
the signature should be that of an authorized officer
who should indicate his or her title.                   --------------------
                                                        (Signature)


                                                        --------------------
                                                        (Signature)